SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: November 24, 2004


                            HOUSTON OPERATING COMPANY
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 DELAWARE                       000-31553                 76-0307819
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



          610 Newport Center Drive, Suite 1400, Newport Beach, CA 92660
           ----------------------------------------------------------
               (Address of principal executive offices)      (ZIP Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 760-6832


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

     The Company joined in a Share Purchase Agreement between Speed Action Limited and Little Hampton Investments LLC for the purposes of providing warranties and representations. Little Hampton has purchased 7,030,000 shares of the Company from Speed Action Limited.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Little Hampton Investment LLC has purchased 7,030,000 shares of common stock from Speed Action Limited to accomplish a change of control. Little Hampton intends to negotiate an acquisition of Net Fabric, Inc. a VOIP technology company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Chin Sin Low has resigned as President and Director of the Company and Florence Mei Fong Chang resigned as Secretary of the Company on November 15, 2004. Wes Whiting has been appointed President and Redgie Green has been appointed Secretary.

The following individuals have been appointed as officers effective immediately and as Directors effective ten days after mailing of Notice pursuant to Section 14f of the Securities Exchange Act. of 1934.

REDGIE  GREEN,  age 51. Mr.  Green has been  Secretary  and Director of Dynadapt
Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high tech ventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. Mr. Green was elected a Director of Cheyenne Resources, Inc. in August 2004 and served until November 2004 when he resigned.

WESLEY F. WHITING, Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000 to 2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. From October 2002 to December 31, 2002. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He has been President and Director of Fayber Group, Inc. since 2003. He has also been Director of Life USA, Inc. since 2003.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

       None

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        10.1 Share Purchase Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2004             HOUSTON OPERATING COMPANY


                                  By: /s/ Wesley F. Whiting
                                  ----------------------------------------
                                  Wesley F. Whiting, Director